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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) - April 27, 2007
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                         Commission File Number 0-23320
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                               OLYMPIC STEEL, INC.
             (Exact name of registrant as specified in its charter)


             Ohio                                              34-1245650
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(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)


5096 Richmond Road, Bedford Heights, Ohio                         44146
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(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (216) 292-3800
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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4 under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition

On April 27, 2007 Olympic Steel, Inc. reported its operating results for the fiscal quarter and year ended March 31, 2007. The Press Release is attached hereto as Exhibit 99.1.

The information, including EXHIBIT 99.1 is furnished pursuant to Item 2.02, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Olympic Steel, Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such filing.


Item 9.01 Financial Statements and Exhibits

(c)  Exhibits.

     Exhibit No.
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     99.1           Press release of the Company dated April 27, 2007.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              OLYMPIC STEEL, INC.

Date: April 27, 2007                          By: /s/ RICHARD T. MARABITO
                                                  -----------------------
                                                  Richard T. Marabito
                                                  Chief Financial Officer
                                                  (Principal Accounting Officer)

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                                  Exhibit Index
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99.1 Press Release dated April 27, 2007



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